UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

Marketfield Fund

Semi-Annual Report

June 30, 2018

Investment Adviser

Marketfield Asset Management LLC

60 East 42nd Street

36th Floor

New York, New York 10165

www.marketfield.com

Chairman’s Report

The 2nd quarter saw the Class I shares of the Marketfield Fund (the “Fund”) generate a return of -5.15%. The Fund’s year to date performance was -3.90% through June 30, 2018. The S&P 500® Index (SPX) generated a total return of 2.65% through June 30, 2018. The majority of the Fund’s loss was incurred in the last 45 days of the 2nd quarter, a period in which concerns about trade restraints led to a substantial exit of capital from the emerging market complex. Sharp drawdowns took place in both currency and local equity market values across our holdings. In addition, the introduction of sanctions in Russia and political change in Mexico and Malaysia led to an exit of capital from all three markets. Losses in emerging market (EM) positions dominated performance in the 2nd quarter. No other region caused significant issues, with performance in Europe and Japan both generating modest declines which reflected a volatile period of range-bound trading for both regions.

Given the very substantial sums that exited most global markets (equities for Europe and Japan and equities, bonds and foreign currencies, for emerging markets) in the last 6 weeks of the 2nd quarter, we hope that late June marks a turning point. Although there is still no sign of resolution to the US/China trade dispute we are beginning to see markets show some resilience in the face of the headlines. Furthermore, most of the economic data released in recent weeks suggests that the global economy has continued to enjoy a period of strong progress in recent months, and that corporate activity in many of the markets that have been liquidated can be expected to continue to be strong through the end of the second quarter.

In other words, this environment reminds us of a more violent and complicated version of the 2016 Brexit sell-off rather than a repeat of the fundamentally driven declines in emerging markets that took place in 2008, 2011 or 2014. There is of course a risk that selling begets selling, but we are reaching extremes in relative valuation (particularly once currency moves are taken into account) in many of the positions we hold.

As with Brexit, much of the liquidation has been caused by a reflexive fear of what might be at risk of taking place rather than any nuanced analysis. We have certainly been surprised at the degree to which fears have bypassed much of the U.S. equity market and centered on global markets, but doubt that this distinction will continue much longer. Either global markets will generally make their peace with the developments or the U.S. equity market will be forced to play catch up on the downside. We are positioned for the former rather than the latter eventuality.

Despite a moderately positive period for the SPX Index, our U.S. exposure experienced losses that were mostly incurred in housing related positions and were not offset by gains elsewhere. The second quarter was actually a strong period for both U.S. housing data and corporate earnings (a number of large homebuilders reported income through May 31st in June). We remain invested in this area and still believe that the single family home industry can expand for a few more quarters. Our U.S. industrial exposure was generally flat, with positions failing to regain any of the ground lost in the 1st quarter decline but not marking new lows.

Unlike the poor performance by emerging markets, the closely related commodity complex did not cause us problems. Energy was a rare strong performer, contributing positive returns in the 2nd quarter and we increased exposure in late June while materials declined slightly. Of course, to the extent we held country index positions in Brazil, Russia, Malaysia and Chile as resource heavy markets that are designed to act as commodity proxies, we did incur losses, but we account for these in the emerging market allocations. Again, this is a reminder of the strange nature of recent market performance and its inconsistency with prior periods of EM weakness. We hope this means that the damage will prove to be more easily reversed, but we accept that this will require a shift in the direction of allocations in the weeks ahead.

The short side of our portfolio did not contribute materially to performance. Small gains in Staples were offset by Utilities, and REITs bounced towards the quarter end causing small losses in the portfolio.

July 16, 2018

Michael Shaoul

Chairman, CEO & Portfolio Manager

Chief Investment Officer’s Report

The Inflation Chronicles Chapter IV

Dislocations in general levels of consumer and producer prices can originate in changed supply or demand dynamics. Monetary conditions, in the canons of contemporary central banking, are able to regulate overall demand and consequently guide consumer prices on a theoretically propitious path.

We have always taken issue with the fundamental hypotheses implicit in models purporting to show the mechanisms by which changes in monetary policy produce corresponding changes in prices, employment, activity, output and other basic measures of the economy.

Every economic cycle features unique supply and demand relationships among particular goods, services, credit sectors and capital assets. The status of each of these thousands of variables determines the likelihood that changes in monetary conditions will produce the intended effects in the sectors deemed to require change.

The process is inherently imprecise, to the extent that unintended consequences can be looked upon as the rule rather than occasional exceptions.

Monetary policies enacted by major central banks since the panic of 2008 have ventured far into unexplored territories.

The Swiss National Bank (SNB) has become one of the largest equity owners in the world. Those worried about the risks attending to their holdings should remember that every share owned has been bought with Francs conjured from thin air by the SNB itself. All of the foreign assets owned have been acquired at no real cost to the citizens of Switzerland.

In like fashion, the Bank of Japan (BOJ) is well on its way to owning the majority of the national debt, acquired with Yen of its own creation. We believe the BOJ will eventually cancel most of the bonds issued by its brethren in the Ministry of Finance, thereby solving the problems threatened by intractable levels of national debt.

Similar dynamics have played out in the U.S. and Europe. Purchases of local sovereign debt by the Federal Reserve and the European Central Bank have grown holdings to levels that preclude any meaningful sales in public markets. The Federal Reserve is allowing a small portion of its holdings to be retired each month but we doubt that it will have made meaningful progress in this regard before the next period of monetary loosening takes place. Both could reduce their balance sheets by allowing holdings to mature, but the practical effect would be debt forgiveness as the proceeds from principal payments remain within the government sphere, albeit in the hands of the central bank rather than the treasury department.

The idea that a functioning government in the developed sphere might cancel its bonded debts has been considered unthinkable, largely because of the enormous, unanticipated losses that would befall the holders. A somewhat different dynamic comes into play when the main owner of a government’s bonds is an institution within the issuing government. In that case, cancellations or other serious alterations of terms are no more than accounting adjustments between departments.

One might ask what harm there is in using the seigniorage powers of a central bank to alleviate the burden of debt weighing on the government of which it is a part.

When a central bank creates enough money to become the primary buyer of its own government’s bonds, the traditional response in markets is a devaluation of the currency, which in turn provokes capital flight from local and international investors. The sequence creates untenable demands on the central bank, which can choose between raising rates to support the currency (at the price of recession and government insolvency) or continuing to pour money into supporting government bonds and local capital markets, in which case a complete collapse of the currency and hyperinflation will soon follow. Venezuela and Iran are current cases in point.

The present monetary dynamic is unique insofar as every major central bank has undertaken to support local government bond markets through some combination of direct purchases (quantitative easing) and suppressed (often negative) short-term rates. No one among them stands out as especially egregious in employing tactics that would, in times past, prompt wholesale flight from the currency. The unimaginable has become the fashion.

We have argued for some time that the ultimate outcome of this global policy experiment would involve intensifying inflationary pressures in most, if not all, G-7 economies and a rerating of “safe” assets held as bulwarks against widespread fears of deflation.

The U.S. is particularly vulnerable.

Dollar denominated fixed income instruments have been primary beneficiaries of ultra-expansive policies. Foreign central banks and other foreign institutions now hold more than six trillion dollars of U.S. Treasury and agency securities. That is more than double the amount held by all U.S. commercial banks and close to the combined holdings of the Federal Reserve and the domestic banking system.

U.S. Treasury and agency debt held by foreign investors could provide a constant supply overhang should the appeal of the bonds or the dollar begin to wane.

The question at hand is whether economic fundamentals in the U.S. are likely to develop in a manner that undermines the comfort of bond holders. We see a meaningful risk of further inflationary migration from asset markets to aspects of the economy captured in traditional measures of price.

Price pressures in the real economy will be given a long leash on which to run by the Federal Reserve and every other central bank in the G-7.

To the extent that trade frictions provoked by the U.S. intensify, the practical and presumably intended effects would be to lessen the supply of competing imports and raise domestic prices. This dynamic would involve manufactured goods and materials.

Services, which are largely immune from trade flows and the inflationary influences of import restrictions, are already in the grip of serious input cost pressures, mainly from a growing scarcity of labor and rapidly escalating employment costs. Widespread reports of wages weighing on profit margins are not being picked up in the surveys utilized by the Department of Labor or the Federal Reserve. The inertia of official statistics will further mitigate policy responses to gathering inflationary momentum.

Heightened trade conflicts between the U.S. and certain of its main Asian trading partners could prompt a number of them (China in particular) to counteract pressures on export sectors with urgent measures meant to stimulate domestic demand.

Fiscal support to counteract any economic disturbances born of trade conflict is likely to be the order of the day in the U.S. as well. Notions of fiscal rectitude have taken a back seat in political discourse throughout the developed world. That is hardly surprising, as sovereign borrowing costs remain within hailing distance of millennial lows and policymakers lament the absence of more vigorous inflation.

Our analysis leads us to the counterintuitive assessment that inflationary risks in the U.S. will not produce the expected linear responses of surprisingly tight Federal Reserve policy and a concomitant rush to “safe” dollar assets. We regard that trend as having already taken place. In its stead, we see a meaningful risk of large scale allocation moves away from the dollar and toward economies less constrained by labor shortages, tradable goods inflation and the potential supply overhang of enormous foreign holdings of liquid dollar assets.

July 16, 2018

Michael C. Aronstein

President, CIO & Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Before considering an investment in the Fund, you should understand that you could lose money.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares.

Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

The S&P 500® Index is a trademark of McGraw Hill Financial Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The securities holdings and volatility of the Fund differ significantly from the stocks that make up the S&P 500 Index. An investment cannot be made directly into an index.

MARKETFIELD FUND

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

This example illustrates the Fund’s ongoing costs in two ways:

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.50% when you invest. A contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions of Class A shares redeemed within twelve months of purchase. Class C shares are subject to a CDSC of 1.00% for shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARKETFIELD FUND

Expense Example (continued)

(Unaudited)

	Class A
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period January 1, 2018 - June 30, 2018*
Actual	$1,000.00	$960.00	$12.05
Hypothetical (5% return before expenses)	$1,000.00	$1,012.50	$12.37

*	Expenses are equal to the Class A shares’ annualized expense ratio of 2.48%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	Class C
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period January 1, 2018 - June 30, 2018*
Actual	$1,000.00	$955.90	$15.76
Hypothetical (5% return before expenses)	$1,000.00	$1,008.68	$16.19

*	Expenses are equal to the Class C shares’ annualized expense ratio of 3.25%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	Class I
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period January 1, 2018 - June 30, 2018*
Actual	$1,000.00	$961.00	$10.84
Hypothetical (5% return before expenses)	$1,000.00	$1,013.74	$11.13

*	Expenses are equal to the Class I shares’ annualized expense ratio of 2.23%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	Class R6
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period January 1, 2018 - June 30, 2018*
Actual	$1,000.00	$961.30	$10.36
Hypothetical (5% return before expenses)	$1,000.00	$1,014.23	$10.64

*	Expenses are equal to the Class R6 shares’ annualized expense ratio of 2.13%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by allocating the Fund’s assets among investments in equity securities, fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with Marketfield Asset Management LLC’s (the “Adviser”) evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Adviser may allocate the Fund’s assets between equity securities and fixed-income securities at its discretion, without limitation. The Fund’s allocation of portfolio assets as of June 30, 2018 is shown below.

*	Valued at the net unrealized appreciation (depreciation).

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Total Returns as of June 30, 2018

Class	Sales Charge		1 Year	5 Years	10 Years	Since Inception (7/31/2007)
Class A(1)	Maximum 5.5% Initial Sales Charge	With sales charge	2.73%	-1.68%	4.28%	4.12%
		Excluding sales charge	8.74%	-0.56%	4.87%	4.66%
Class C(1)	Maximum 1% CDSC if Redeemed	With sales charge	6.91%	-1.32%	4.08%	3.87%
	within One Year of Purchase	Excluding sales charge	7.91%	-1.32%	4.08%	3.87%
Class I(2)	No Sales Charge		9.04%	-0.32%	5.12%	4.91%
Class R6(3)	No Sales Charge		9.12%	-0.19%	5.19%	4.97%
S&P 500® Index			14.37%	13.42%	10.17%	8.19%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 311-MKTD (6583).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. It is not possible to invest directly in an index.

(1)

Performance figures for Class A and Class C shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.

(2)

Performance figures for Class I shares prior to April 8, 2016 reflect the historical performance of the then-existing shares of the MainStay Marketfield Fund, a series of MainStay Funds Trust (the predecessor to the Fund, which was subject to a different fee structure, and for which the Adviser served as the investment sub-adviser) for periods from October 5, 2012 to April 8, 2016. The performance figures also reflect the historical performance of the then-existing shares of the predecessor fund to the MainStay Marketfield Fund (which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.

(3)

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in certain expenses attributable to each share class.

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

(1)

The minimum investment for Class I shares is $25,000 for individual investors. There is no minimum investment for Class I shares for institutional investors. The minimum investment for Class C shares is $2,500. Class A shares have a minimum investment of $2,500. The minimum investment for Class R6 shares is $250,000.

MARKETFIELD FUND

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 52.73%

Aerospace & Defense — 5.46%
BAE Systems PLC(a)	458,124	$3,910,608
Lockheed Martin Corp.	15,091	4,458,334
Northrop Grumman Corp.	17,320	5,329,364
Raytheon Co.	36,058	6,965,685

		20,663,991

Auto Components — 0.45%
Continental AG(a)	7,431	1,696,970

Building Products — 2.57%
Fortune Brands Home & Security, Inc.	45,894	2,464,049
Masco Corp.	81,658	3,055,642
TOTO Ltd.(a)	90,686	4,210,144

		9,729,835

Chemicals — 1.83%
Nutrien Ltd.(a)	50,728	2,758,589
The Sherwin-Williams Co.	10,169	4,144,579

		6,903,168

Electrical Equipment — 1.17%
Rockwell Automation, Inc.	26,529	4,409,916

Electronic Equipment, Instruments & Components — 2.31%
Keyence Corp.(a)	15,462	8,736,871

Energy Equipment & Services — 0.73%
Schlumberger Ltd.(a)	40,988	2,747,426

Food & Staples Retailing — 2.22%
Costco Wholesale Corp.	40,190	8,398,906

Health Care Equipment & Supplies — 2.89%
Intuitive Surgical, Inc.(b)	22,828	10,922,741

Hotels, Restaurants & Leisure — 1.15%
Dalata Hotel Group PLC(a)(b)	531,838	4,335,146

Household Durables — 8.31%
DR Horton, Inc.(c)	242,150	9,928,150
Lennar Corp. — Class A	102,261	5,368,703
PulteGroup, Inc.	265,719	7,639,421
Sony Corp.(a)	46,959	2,402,346
Sony Corp. — ADR(c)	118,652	6,082,102

		31,420,722

Industrial Conglomerates — 3.80%
3M Co.	40,931	8,051,947
Honeywell International, Inc.	29,383	4,232,621
Siemens AG(a)	15,724	2,079,003

		14,363,571

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	Shares	Value
Metals & Mining — 8.45%
BHP Billiton Ltd. — ADR(c)	147,891	$7,396,029
Grupo Mexico SAB de CV(a)	1,659,321	4,703,021
MMC Norilsk Nickel PJSC — ADR	223,068	4,004,071
Newmont Mining Corp.	165,252	6,231,653
Southern Copper Corp.	124,212	5,821,816
Vale SA — ADR	297,038	3,808,027

		31,964,617

Oil, Gas & Consumable Fuels — 1.65%
Devon Energy Corp.	141,651	6,226,978

Real Estate Management & Development — 1.49%
Cresud SACIF y A — ADR	169,220	2,507,840
The St. Joe Co.(b)	174,916	3,139,742

		5,647,582

Road & Rail — 2.13%
Norfolk Southern Corp.	53,300	8,041,371

Semiconductors & Semiconductor Equipment — 1.38%
Intel Corp.	104,933	5,216,219

Software — 2.77%
Microsoft Corp.(c)	80,281	7,916,510
Splunk, Inc.(b)	25,957	2,572,598

		10,489,108

Specialty Retail — 1.97%
Ross Stores, Inc.	87,901	7,449,610

TOTAL COMMON STOCKS (Cost $123,253,044)		199,364,748

PREFERRED STOCKS — 1.00%
Banks — 1.00%
Itau Unibanco Holding SA — ADR, 8.8559%	364,232	3,780,728

TOTAL PREFERRED STOCKS (Cost $4,468,212)		3,780,728

EXCHANGE-TRADED FUNDS — 35.58%
iShares MSCI Brazil ETF	152,472	4,886,728
iShares MSCI Chile ETF	113,537	5,227,243
iShares MSCI Emerging Markets ETF(c)	526,850	22,828,410
iShares MSCI Malaysia ETF	234,832	7,322,062
iShares MSCI Mexico ETF(c)	153,385	7,230,569
iShares MSCI South Korea ETF(c)	293,570	19,877,625
iShares MSCI Taiwan ETF(c)	345,964	12,454,704
iShares U.S. Home Construction ETF(c)	278,569	10,627,407
SPDR S&P Homebuilders ETF	144,072	5,698,048
SPDR S&P Oil & Gas Exploration & Production ETF	153,753	6,620,604
SPDR S&P Regional Banking ETF	236,546	14,429,306
VanEck Vectors Gold Miners ETF	589,656	13,155,225
VanEck Vectors Russia ETF	195,570	4,153,907

TOTAL EXCHANGE-TRADED FUNDS (Cost $113,159,822)		134,511,838

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	Number of Contracts (100 shares per contract)	Notional Amount	Value
PURCHASED OPTIONS — 1.26%
Capped Options — 1.26%
CAP — US CPI Urban Consumers NAS(d)(f)	8,000,000	$800,000,000	$4,753,600

TOTAL PURCHASED OPTIONS (Cost $4,400,000)			4,753,600

	Shares
SHORT-TERM INVESTMENTS — 8.99%
Money Market Fund — 8.99%
First American Government Obligations Fund, Class X, 1.786%(e)	33,979,210		33,979,210

TOTAL SHORT-TERM INVESTMENTS (Cost $33,979,210)			33,979,210

Total Investments (Cost $279,260,288) — 99.56%			376,390,124
Other Assets in Excess of Liabilities — 0.44%			1,674,567

TOTAL NET ASSETS — 100.00%			$378,064,691

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	All or a portion of this security is pledged as collateral for securities sold short, swap contracts and future contracts with an aggregate fair value of $82,653,984.
(d)	See Schedule of Purchased Capped Options for details.
(e)	Seven day yield as of June 30, 2018.
(f)	Illiquid security. The total fair value of this security was $4,753,600, representing 1.26% of net assets.

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CPI	Consumer Price Index
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NAS	Not Adjusted Seasonally
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

June 30, 2018 (Unaudited)

	Shares	Value
SECURITIES SOLD SHORT — 27.50%

COMMON STOCKS — 4.38%

Banks — 0.86%
Signature Bank/New York NY	(25,547)	$(3,266,950)

Capital Markets — 2.34%
BlackRock, Inc.	(7,980)	(3,982,339)
Eaton Vance Corp.	(41,938)	(2,188,744)
Invesco Ltd.(a)	(42,949)	(1,140,725)
T Rowe Price Group, Inc.	(13,283)	(1,542,024)

		(8,853,832)

Multiline Retail — 1.18%
Nordstrom, Inc.	(86,002)	(4,453,184)

TOTAL COMMON STOCKS (Proceeds $14,485,305)		(16,573,966)

EXCHANGE-TRADED FUNDS — 16.86%
Consumer Staples Select Sector SPDR Fund	(388,639)	(20,026,568)
Health Care Select Sector SPDR Fund	(182,728)	(15,250,479)
iShares U.S. Real Estate ETF	(167,657)	(13,509,801)
Utilities Select Sector SPDR Fund	(287,468)	(14,936,837)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $60,984,856)		(63,723,685)

MASTER LIMITED PARTNERSHIPS — 0.97%
The Blackstone Group LP	(113,605)	(3,654,673)

TOTAL MASTER LIMITED PARTNERSHIPS (Proceeds $3,840,780)		(3,654,673)

REAL ESTATE INVESTMENT TRUSTS — 5.29%
Apartment Investment & Management Co. — Class A	(45,811)	(1,937,805)
AvalonBay Communities, Inc.	(20,583)	(3,538,012)
Boston Properties, Inc.	(23,300)	(2,922,286)
Equity Residential	(43,589)	(2,776,183)
Essex Property Trust, Inc.	(6,613)	(1,580,970)
SL Green Realty Corp.	(44,310)	(4,454,484)
Vornado Realty Trust	(37,944)	(2,804,821)

TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $19,998,959)		(20,014,561)

Total Securities Sold Short (Proceeds $99,309,900)		$(103,966,885)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Purchased Capped Options

June 30, 2018 (Unaudited)

Description	Counterparty (Issuer)	Strike Price	Floating Rate	Expiration Date	Notional Amount	Upfront Premiums Paid/(Received)	Fair Value	Unrealized Appreciation/ (Depreciation)
CAP — US CPI Urban Consumers NAS	Morgan Stanley Capital Services	2.00%	Max of Inflation adjustment less (1+2%2), or $0	9/6/2018	$800,000,000	$4,400,000	$4,753,600	$353,600

								$353,600

Abbreviations:

CPI	—Consumer Price Index
NAS	—Not Adjusted Seasonally

Schedule of Total Return Swaps(a)

June 30, 2018 (Unaudited)

Counterparty	Reference Entity(b)	Termination Date	Pay/Receive Total Return on Reference Entity	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation (Depreciation)(d)
Long Total Return Swaps
Bank of America Merrill Lynch	CSI300 Net Total Return Index	10/09/2018	Pay	2.0935(c)	Monthly	$15,017,636	$(1,367,938)
Bank of America Merrill Lynch	Euro STOXX Banks Index Futures	09/24/2018	Pay	–%	Quarterly	11,612,141	$(606,126)

Total net unrealized appreciation (depreciation) on total return swaps							$(1,974,064)

(a)	There were no upfront payments paid or received.
(b)	Foreign issued security.
(c)	Floating rate, adjusted monthly based on 1 month LIBOR -4.000%.
(d)

Based on the net swap value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable. Excludes any unrealized appreciation or depreciation of foreign currency.

Schedule of Future Contracts

June 30, 2018 (Unaudited)

	Number of Contracts	Expiration Month	Notional Amount	Value/Unrealized Appreciation (Depreciation)
FUTURE CONTRACTS PURCHASED
Yen Denominated Nikkei 225 Index Future	125	September 2018	$12,546,290	$(309,756)

TOTAL FUTURE CONTRACTS PURCHASED				$(309,756)

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities

June 30, 2018 (Unaudited)

Assets
Investments in securities, at value (cost $279,260,288)	$376,390,124
Cash	1,670,000
Foreign currency, at value (cost $1,541,106)	1,531,522
Receivables:
Investments sold	1,073,934
Fund shares sold	20,975
Swap contracts	67,994
Dividends and interest	264,196
Dividend tax reclaim	542,914
Swap dividend and interest receivable	299,504
Deposits at brokers for derivative instruments(1)	104,830,165
Other assets	30,988

Total Assets	486,722,316

Liabilities
Securities sold short, at value (proceeds received $99,309,900)	103,966,885
Variation margin on futures contracts	31,048
Payables:
Investments purchased	311,108
Fund shares redeemed	1,406,493
To affiliates	149,664
To distributor	102,090
For shareholder servicing fees	53,811
To adviser	362,553
Dividends and interest on short positions	267,203
Unrealized depreciation on open swap contracts	1,974,064
Accrued expenses and other liabilities	32,706

Total Liabilities	108,657,625

Net Assets	$378,064,691

Net assets consist of:
Paid-in capital	737,570,547
Accumulated net investment loss	(1,057,079)
Accumulated undistributed net realized loss	(448,712,165)
Net unrealized appreciation (depreciation) on:
Investments in securities	96,776,236
Futures contracts	(309,756)
Swap contracts	(1,974,064)
Securities sold short	(4,656,985)
Foreign currency translation	74,357
Purchased options	353,600

Net Assets	$378,064,691

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities (continued)

June 30, 2018 (Unaudited)

Class A
Net assets	$60,533,887
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,660,516
Net asset value, minimum offering, and redemption price per share	$16.54
Maximum offering price per share (net asset value per share divided by 0.945)(2)	$17.50

Class C
Net assets	$75,820,718
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	4,790,442
Net asset value, offering, and redemption price per share(3)	$15.83

Class I
Net assets	$239,429,952
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	14,289,361
Net asset value, offering, and redemption price per share	$16.76

Class R6
Net assets	$2,280,134
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	135,141
Net asset value, offering, and redemption price per share	$16.87

(1)	Serves as collateral for securities sold short and derivative instruments including futures, swaps and options.
(2)	Reflects a maximum sales charge of 5.50%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividend income(1)	$2,984,722
Interest income	1,020,930

Total Investment Income	4,005,652

Expenses
Management fees	3,066,764
Dividend expense	1,388,939
Distribution fees — Class C	323,612
Administration and accounting fees	305,325
Transfer agent fees and expenses	187,940
Shareholder servicing fees — Class C	107,871
Interest expense	90,097
Distribution fees — Class A	87,048
Custody fees	48,076
Reports to shareholders	46,557
Federal and state registration fees	31,650
Audit and tax fees	21,449
Legal fees	14,803
Chief Compliance Officer fees	5,973
Trustees’ fees	5,078
Pricing fees	2,563
Other expenses	9,926

Total Expenses	5,743,671

Less waivers and reimbursement by Adviser (Note 4)	(329,599)

Net Expenses	5,414,072

Net Investment Loss	(1,408,420)

Realized And Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	44,759,972
Futures contracts	279,865
Swap contracts	(1,195,989)
Securities sold short	(1,771,279)
Foreign currency translations	(537,446)
Purchased options	(1,412,302)
Written options	818,730

40,941,551

Net change in unrealized appreciation (depreciation) on:
Investments	(61,073,801)
Futures contracts	(309,756)
Swap contracts	(2,497,080)
Securities sold short	4,803,431
Foreign currency translations	916,461
Purchased options	4,057,427
Written options	(67,462)

(54,170,780)

Net Realized And Unrealized Loss on Investments and Foreign Currency	(13,229,229)

Net Decrease In Net Assets From Operations	$(14,637,649)

(1) Net of $116,319 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
From Operations
Net investment loss	$(1,408,420)	$(3,645,338)
Net realized gain (loss) on:
Investments	44,759,972	62,353,935
Futures contracts	279,865	(507,413)
Swap contracts	(1,195,989)	2,697,820
Forward foreign currency contracts	—	(87,009)
Securities sold short	(1,771,279)	(9,940,196)
Foreign currency translations	(537,446)	(2,868,774)
Purchased options	(1,412,302)	1,889,648
Written options	818,730	307,090
Net change in unrealized appreciation (depreciation) on:
Investments	(61,073,801)	63,836,788
Futures contracts	(309,756)	—
Swap contracts	(2,497,080)	5,428,104
Forward foreign currency contracts	—	(495,345)
Securities sold short	4,803,431	(10,617,374)
Foreign currency translations	916,461	427,086
Purchased options	4,057,427	(11,354,441)
Written options	(67,462)	197,479

Net increase (decrease) in net assets from operations	(14,637,649)	97,622,060

From Capital Share Transactions
Proceeds from shares sold — Class A	1,697,206	3,971,953
Payments for shares redeemed — Class A	(14,784,638)	(46,231,051)
Proceeds from shares sold — Class C	535,341	715,348
Payments for shares redeemed — Class C	(13,937,785)	(50,567,736)
Proceeds from shares sold — Class I	20,454,983	46,594,068
Payments for shares redeemed — Class I	(74,514,510)	(183,041,231)
Proceeds from shares sold — Class R6	25,189	424,959
Payments for shares redeemed — Class R6	(226,259)	(1,146,654)

Net decrease in net assets from capital share transactions	(80,750,473)	(229,280,344)

Total Decrease in Net Assets	(95,388,122)	(131,658,284)

Net Assets:
Beginning of Period	473,452,813	605,111,097

End of Period	$378,064,691	$473,452,813

Accumulated Undistributed Net Investment Income (Loss)	$(1,057,079)	$351,341

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$17.23	$14.26	$14.79		$16.16	$18.47	$15.84

Income (loss) from investment operations:
Net investment loss(1)	(0.06)	(0.11)	(0.22)		(0.17)	(0.20)	(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.63)	3.08	(0.31)		(1.20)	(2.11)	2.91

Total from investment operations	(0.69)	2.97	(0.53)		(1.37)	(2.31)	2.63

Less distributions paid:
From net investment income	—	—	—		—	—	(0.00	)(2)

Total distributions paid	—	—	—		—	—	(0.00	)(2)

Net Asset Value, End of Period	$16.54	$17.23	$14.26		$14.79	$16.16	$18.47

Total return(3)(4)	(4.00)%	20.83%	(3.58)%		(8.48)%	(12.51)%	16.60	%(5)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$60,534	$75,929	$101,876		$283,906	$793,299	$1,718,301

Ratio of expenses to average net assets:(6)
Before waivers and reimbursements of expenses(7)	2.64%	2.72%	2.88%		2.54%	2.65%	2.87%
After waivers and reimbursements of expenses(8)	2.48%	2.54%	2.84	%(11)	2.54%	2.65%	2.87%

Ratio of net investment loss to average net assets:(6)(9)
Before waivers and reimbursements of expenses	(0.80)%	(0.90)%	(1.60)%		(1.08)%	(1.15)%	(1.59)%
After waivers and reimbursements of expenses	(0.64)%	(0.72)%	(1.56)%		(1.08)%	(1.15)%	(1.59)%

Portfolio turnover rate(4)(10)	15%	5%	86%		93%	98%	32%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than 0.5 cent per share.
(3)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(6)	Annualized for periods less than one year.
(7)

Expense ratios of expenses to average net assets before waivers and reimbursement of expenses excluding dividend and interest expense on short positions were 1.96% for the six months ended June 30, 2018 and 1.98%, 1.87%, 1.80%, 1.78%, and 1.78% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(8)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.80% for the six months ended June 30, 2018 and 1.80% 1.83%, 1.80%, 1.78%, and 1.78% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(9)	The net investment loss ratios include dividend and interest expense on short positions.
(10)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(11)	Effective after the close of business on April 8, 2016, Class A shares were subject to an expense limitation cap of 1.80%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — Class C

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$16.56	$13.80	$14.43		$15.89	$18.30	$15.81

Income (loss) from investment operations:
Net investment loss(1)	(0.12)	(0.22)	(0.31)		(0.28)	(0.33)	(0.41)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.61)	2.98	(0.32)		(1.18)	(2.08)	2.90

Total from investment operations	(0.73)	2.76	(0.63)		(1.46)	(2.41)	2.49

Less distributions paid:
From net investment income	—	—	—		—	—	(0.00	)(2)

Total distributions paid	—	—	—		—	—	(0.00	)(2)

Net Asset Value, End of Period	$15.83	$16.56	$13.80		$14.43	$15.89	$18.30

Total return(3)(4)	(4.41)%	20.00%	(4.37)%		(9.19)%	(13.17)%	15.75	%(5)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$75,821	$92,518	$123,651		$315,894	$1,003,835	$1,582,396

Ratio of expenses to average net assets:(6)
Before waivers and reimbursements of expenses(7)	3.39%	3.48%	3.65%		3.29%	3.38%	3.62%
After waivers and reimbursements of expenses(8)	3.25%	3.30%	3.59	%(11)	3.29%	3.38%	3.62%

Ratio of net investment loss to average net assets:(6)(9)
Before waivers and reimbursements of expenses	(1.56)%	(1.67)%	(2.36)%		(1.84)%	(1.89)%	(2.35)%
After waivers and reimbursements of expenses	(1.42)%	(1.49)%	(2.30)%		(1.84)%	(1.89)%	(2.35)%

Portfolio turnover rate(4)(10)	15%	5%	86%		93%	98%	32%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than 0.5 cent per share.
(3)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(6)	Annualized for periods less than one year.
(7)

Expense ratios of expenses to average net assets before waivers and reimbursement of expenses excluding dividend and interest expense on short positions were 2.71% for the six months ended June 30, 2018 and 2.75%, 2.65%, 2.57%, 2.53%, and 2.53% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(8)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.57% for the six months ended June 30, 2018 and 2.57% 2.59%, 2.57%, 2.53% and 2.53% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(9)	The net investment loss ratios include dividend and interest expense on short positions.
(10)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(11)	Effective after the close of business on April 8, 2016, Class C shares were subject to an expense limitation cap of 2.57%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS I

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$17.44	$14.39	$14.89		$16.24	$18.51	$15.84

Income (loss) from investment operations:
Net investment loss(1)	(0.04)	(0.07)	(0.19)		(0.13)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.64)	3.12	(0.31)		(1.22)	(2.11)	2.90

Total from investment operations	(0.68)	3.05	(0.50)		(1.35)	(2.27)	2.67

Less distributions paid:
From net investment income	—	—	—		—	—	(0.00	)(2)

Total distributions paid	—	—	—		—	—	(0.00	)(2)

Net Asset Value, End of Period	$16.76	$17.44	$14.39		$14.89	$16.24	$18.51

Total return(3)(4)	(3.90)%	21.20%	(3.36)%		(8.31)%	(12.26)%	16.86	%(5)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$239,430	$302,439	$376,791		$1,698,033	$7,062,935	$15,867,200

Ratio of expenses to average net assets:(6)
Before waivers and reimbursements of expenses(7)	2.38%	2.48%	2.61%		2.26%	2.39%	2.60%
After waivers and reimbursements of expenses(8)	2.23%	2.30%	2.56	%(11)	2.26%	2.39%	2.60%

Ratio of net investment loss to average net assets:(6)(9)
Before waivers and reimbursements of expenses	(0.56)%	(0.64)%	(1.38)%		(0.82)%	(0.90)%	(1.33)%
After waivers and reimbursements of expenses	(0.41)%	(0.46)%	(1.33)%		(0.82)%	(0.90)%	(1.33)%

Portfolio turnover rate(4)(10)	15%	5%	86%		93%	98%	32%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than 0.5 cent per share.
(3)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(6)	Annualized for periods less than one year.
(7)

Expense ratios of expenses to average net assets before waivers and reimbursement of expenses excluding dividend and interest expense on short positions were 1.71% for the six months ended June 30, 2018 and 1.74%, 1.61%, 1.56%, 1.53%, and 1.52% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(8)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.56% for the six months ended June 30, 2018 and 1.56%, 1.56%, 1.56%, 1.53%, and 1.52% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(9)	The net investment loss ratios include dividend and interest expense on short positions.
(10)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(11)	Effective after the close of business on April 8, 2016, Class I shares were subject to an expense limitation cap of 1.56%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — Class R6

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	June 17, 2013* through December 31, 2013
Net Asset Value, Beginning of Period	$17.55	$14.46	$14.94		$16.27	$18.53	$17.08	(1)

Income (loss) from investment operations:
Net investment loss(2)	(0.02)	(0.05)	(0.17)		(0.12)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.66)	3.14	(0.31)		(1.21)	(2.13)	1.55

Total from investment operations	(0.68)	3.09	(0.48)		(1.33)	(2.26)	1.45

Less distributions paid:
From net investment income	—	—	—		—	—	(0.00	)(3)

Total distributions paid	—	—	—		—	—	(0.00	)(3)

Net Asset Value, End of Period	$16.87	$17.55	$14.46		$14.94	$16.27	$18.53

Total return(4)(5)	(3.87)%	21.37%	(3.21)%		(8.17)%	(12.20)%	8.49	%(6)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,280	$2,567	$2,793		$5,749	$6,365	$1,957

Ratio of expenses to average net assets:(7)
Before waivers and reimbursements of expenses(8)	2.41%	2.45%	2.64%		2.25%	2.34%	2.66%
After waivers and reimbursements of expenses(9)	2.13%	2.18%	2.55	%(12)	2.25%	2.34%	2.66%

Ratio of net investment loss to average net assets:(7)(10)
Before waivers and reimbursements of expenses	(0.56)%	(0.62)%	(1.33)%		(0.78)%	(0.75)%	(1.04)%
After waivers and reimbursements of expenses	(0.28)%	(0.35)%	(1.24)%		(0.78)%	(0.75)%	(1.04)%

Portfolio turnover rate(5)(11)	15%	5%	86%		93%	98%	32%

*	Inception date.
(1)	Based on the net asset value of Class I shares as of June 17, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Rounds to less than 0.5 cent per share.
(4)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(5)	Not annualized for periods less than one year.
(6)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(7)	Annualized for periods less than one year.
(8)

Expense ratios of expenses to average net assets before waivers and reimbursement of expenses excluding dividend and interest expense on short positions were 1.71% for the six months ended June 30, 2018 and 1.70%, 1.53%, 1.43% and 1.42% for the years ended December 31, 2017, 2016, 2015, and 2014, respectively, and 1.44% for the period ended December 31, 2013.

(9)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.43% for the six months ended June 30, 2018 and 1.43%, 1.44%, 1.43%, and 1.42% for the years ended December 31, 2017, 2016, 2015, and 2014, respectively, and 1.44% for the period ended December 31, 2013.

(10)	The net investment loss ratios include dividend and interest expense on short positions.
(11)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(12)	Effective after the close of business on April 8, 2016, Class R6 shares were subject to an expense limitation cap of 1.43%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

June 30, 2018 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Fund currently offers four classes of shares. Class I shares commenced operations on July 31, 2007. Class A and Class C shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Effective as of the close of business on August 15, 2016, the Fund converted its Investor Class shares into Class A shares of the Fund. Effective as of the close of business on August 15, 2016, the Fund converted its Class R2 and Class P shares into Class I shares of the Fund. Class A shares are subject to an initial maximum sales charge of 5.50% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A shares made within 12 months of the date of purchase of Class A shares. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within 12 months of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. In addition, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares, as applicable. Also, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC, or Class I shares, into Class R6 shares of the Fund, subject to satisfying the eligibility requirements of Class R6 shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service (Rule 12b-1) fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service (Rule 12b-1) fee.

Pursuant to a reorganization that took place after the close of business on April 8, 2016 (the “Reorganization”), the Fund is the successor to the MainStay Marketfield Fund, a series of MainStay Funds Trust (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and substantially the same strategies and investment policies.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these schedules of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, including options and futures contracts, is valued at its last sale price on that exchange on the date as of which assets are valued. Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. Forward foreign currency contracts are valued at the mean between the bid and asked prices by an approved pricing service. Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.

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Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and ask prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued and will generally be classified as Level 2. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supported by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and will generally be classified as Level 2. Over-the-counter (“OTC”) option contracts on securities, currencies and other financial instruments with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer. Futures contracts are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

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Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

Swap agreements are generally traded over the counter and are valued by a pricing service using observable inputs. If a price provided by a pricing service differs from the price provided by an independent dealer by 10% or more or the Adviser otherwise believes that the price provided by the pricing service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of June 30, 2018:

	Level 1	Level 2	Level 3(3)	Total
Assets:
Common Stocks(1)	$199,364,748	$—	$—	$199,364,748
Exchange-Traded Funds	134,511,838	—	—	134,511,838
Preferred Stocks	3,780,728	—	—	3,780,728
Purchased Options	—	4,753,600	—	4,753,600
Short-Term Investments	33,979,210	—	—	33,979,210

Total Assets	$371,636,524	$4,753,600	$—	$376,390,124

Liabilities:
Securities Sold Short
Common Stocks(1)	$(16,573,966)	$—	$—	$(16,573,966)
Exchange-Traded Funds	(63,723,685)	—	—	(63,723,685)
Master Limited Partnerships	(3,654,673)	—	—	(3,654,673)
Real Estate Investment Trusts	(20,014,561)	—	—	(20,014,561)

Total Securities Sold Short	(103,966,885)	—	—	(103,966,885)

Total Liabilities	$(103,966,885)	$—	$—	$(103,966,885)

Other Financial Instruments(2)
Futures	$(309,756)	$—	$—	$(309,756)
Swaps	—	(1,974,064)	—	(1,974,064)

Total Other Financial Instruments	$(309,756)	$(1,974,064)	$—	$(2,283,820)

(1)	See the Schedule of Investments for industry/geographic classifications.
(2)	Reflected at the net unrealized depreciation on the contracts held.
(3)

The Fund measures Level 3 activity as of the end of each financial reporting period. For the six months ended June 30, 2018, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

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Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the six months ended June 30, 2018, there were no transfers between levels for the Fund.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currency other than U.S. dollars are disclosed separately.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of June 30, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts — Options	Investments, at value	$4,753,600	Written options, at value	$—
Equity Contracts — Futures	Net assets — Unrealized appreciation*	—	Net assets — Unrealized depreciation*	309,756
Equity Contracts — Swaps	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	1,974,064

Total		$4,753,600		$2,283,820

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2018 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Equity Contracts	$(1,412,302)	$818,730	$279,865	$(1,195,989)	$(1,509,696)

Total	$(1,412,302)	$818,730	$279,865	$(1,195,989)	$(1,509,696)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Equity Contracts	$110,227	$(67,462)	$(309,756)	$(2,497,080)	$(2,764,071)
Interest Rate Contracts	3,947,200	—	—	—	3,947,200

Total	$4,057,427	$(67,462)	$(309,756)	$(2,497,080)	$1,183,129

Options

The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Fund’s exposure to the underlying instrument. Writing uncovered call options increases the Fund’s exposure to loss in the event of increase in value of the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves the risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option is that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

Futures	and Forward Foreign Currency Contracts

The Fund may enter into foreign currency forward exchange contracts. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked- to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the six months ended June 30, 2018 were as follows:

Futures Contracts
Long	$5,454,105
Short	$—

The Fund did not hold any Forward Foreign Currency Contracts during the period.

Swap	Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes to manage these risks. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

Payments received or paid at the beginning of the agreement are referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the six months ended June 30, 2018, the Fund recorded net realized loss of $1,195,989 resulting from swap activity. The average monthly notional amount of swaps during the period was $33,677,203 for long positions and $0 for short positions.

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex- dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.

(e)	Counterparty Credit Risk

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At June 30, 2018, the Fund had deposits with Bank of America Merrill Lynch, Barclays Bank PLC, Morgan Stanley, and Citibank N.A. (the “Brokers”), which served as collateral for derivative instruments and securities sold short. The Adviser determined, based on information available at the time, that the creditworthiness of each Broker is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate.

(f)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended December 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended December 31, 2014.

(g)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

(j)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 distribution and service fees are expensed at 0.25% of average daily net assets of the Class A shares and at 1.00% of average daily net assets of the Class C shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Payments received on securities in default are recorded as return of capital.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended December 31, 2016 and 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain
December 31, 2016	$—	$—
December 31, 2017	$—	$—

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$312,759,940

Gross tax unrealized appreciation	166,353,343
Gross tax unrealized depreciation	(23,445,160)

Net tax unrealized appreciation	142,908,183

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—
Other accumulated losses	(487,776,390)

Total accumulated losses	$(344,868,207)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, swaps and mark to market forward contracts.

At December 31, 2017, the Fund had short-term capital losses of $491,721,331, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended December 31, 2017.

The Fund utilized $49,352,159 of short-term capital loss carryover during the year ended December 31, 2017.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Gain/(Loss)	Paid In Capital
$(504,170)	$3,176,457	$(2,672,287)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), net operating losses, swaps and short sales.

(4)	Investment Adviser

The Trust, on behalf of the Fund, has an Investment Advisory Agreement (the “Agreement”) with Marketfield Asset Management LLC (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at an annual rate of the Fund’s average daily net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion. For the six months ended June 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40% and the Adviser earned fees in the amount of $3,066,764 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 8, 2019, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the Expense Limitation Cap as follows:

Class A	Class C	Class I	Class R6
1.80%	2.57%	1.56%	1.43%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the waivers per class that are subject to potential recovery expiring on:

	Class A	Class C	Class I	Class R6
December 31, 2019	$75,799	$118,333	$493,140	$3,778
December 31, 2020	$160,479	$182,839	$593,693	$7,040
June 30, 2021	$55,785	$60,696	$209,680	$3,438

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter. Pursuant to the 12b-1 Plan, the Distributor receives a distribution fee of 0.25% of the average daily net assets of the Class A shares for services to prospective Fund shareholders and distribution

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

of Fund shares. Pursuant to the 12b-1 Plan, Class C shares pay the Distributor a distribution fee of 0.75% of the average daily net assets of the Class C shares, along with a shareholder servicing fee of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 are not subject to the 12b-1 Plan. As of and during the six months ended June 30, 2018, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	12b-1 Fees		Shareholder Servicing Fees
	Fees Expensed	Fees Owed	Fees Expensed	Fees Owed
Class A	$87,048	$7,817	N/A	N/A
Class C	$323,612	$94,273	$107,871	$53,811

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian. The following table details the fees expensed for each service during the six months ended June 30, 2018, as well as the fees owed as of June 30, 2018.

	Fees Expensed During Fiscal Period		Fees Owed as of June 30, 2018
Administration and Fund Accounting	$305,325		$100,127
Pricing	2,563		2,179
Custody	48,076		16,686
Transfer Agent	79,515	(1)	28,782

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 10).

The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended June 30, 2018, the Fund was allocated $5,973 of the Trust’s Chief Compliance Officer fee. At June 30, 2018, the Fund owed fees of $1,890 to USBFS for Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Class A
	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Shares sold	95,929	254,264
Shares redeemed	(841,258)	(2,994,905)

Net decrease	(745,329)	(2,740,641)

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Class C
Shares sold	31,509	47,003
Shares redeemed	(828,713)	(3,418,327)

Net decrease	(797,204)	(3,371,324)

Class I
Shares sold	1,145,915	2,911,393
Shares redeemed	(4,197,173)	(11,751,590)

Net decrease	(3,051,258)	(8,840,197)

Class R6
Shares sold	1,423	27,579
Shares redeemed	(12,523)	(74,450)

Net decrease	(11,100)	(46,871)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the six months ended June 30, 2018 are detailed below.

Purchases
U.S. Government	$0
Other	59,029,542

$59,029,542

Sales
U.S. Government	$0
Other	132,732,501

$132,732,501

(9)	Controlling Ownership

The ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At June 30, 2018, the following entities held over 25% of the Fund’s Class R6 shares outstanding:

National Financial Services LLC (for the benefit of their customers)	89%

(10)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 33.33% of the fair value of unencumbered net assets of the Fund or $100,000,000, which expires on August 10, 2018. This unsecured line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions. Interest was accrued at the prime rate of 4.50% from January 1, 2018 through March 21, 2018, 4.75% from March 22, 2018 through June 13, 2018, and 5.00% thereafter. The credit facility is with the Fund’s custodian, U.S. Bank. The Fund did not borrow on the line of credit during the six months ended June 30, 2018.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2018 (Unaudited)

(11)	Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments, the Predecessor Fund’s investment adviser, in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the Predecessor Fund, and other series of Mainstay Funds Trust, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter. On April 20, 2015, a second amended complaint was filed. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed. New York Life Investments filed its motion for summary judgment on December 15, 2017.

MARKETFIELD FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MARKETFIELD FUND

Additional Information

(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	30	Professor, Department of Accounting, Marquette University (2004–present); Chair, Department of Accounting, Marquette University (2004–2017).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	30	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	30	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	30	President (2017–present); Chief Operating Officer (2016–present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–2017).	Trustee, Buffalo Funds (an open-end investment company (2003–2017)); Trustee, USA MUTUALS (an open-end investment company (2001–2018)).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A

Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Effective July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017–present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016–January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016–November 2016); Vice President, CCO and Senior Legal Counsel (May 2016–November 2016), Assistant CCO and Senior Legal Counsel (January 2016–April 2016), Senior Legal and Compliance Counsel (2013–2015), Heartland Advisors, Inc.	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–present).	N/A

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-311-6583. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-311-6583, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-772-4166 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management LLC 60 East 42nd Street 36th Floor New York, New York 10165

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue 6th Floor Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MJ SEMI ANNUAL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	9/4/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	9/4/2018

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	9/4/2018

*	Print the name and title of each signing officer under his or her signature.